                                                                   Exhibit 10.47

                                REBATE AGREEMENT

            This Rebate Agreement is made to be effective between the parties hereto as of and from January 1, 1996, by and between Anchor Glass Container Corporation, a Delaware corporation with offices located at 4343 Anchor Plaza Parkway, Tampa, Florida 33634-7537 ("Anchor"), Vitro Envases Norte America, S.A. de C.V., a Mexican corporation with offices located at Avenida Ricardo Margain, 440 Garza Garcia, Nuevo Leon, Mexico C.P. 66265 ("Vitro"), Bacardi International Limited, a Bermuda company with offices located at 65 Pitts Bay Road, Hamilton HM CX, Bermuda ("BIL"), and Bacardi-Martini (Monaco) S.A.M., a Monagasque corporation with offices located at Le Monte-Carlo Sun, 74 Boulevard d'ltalie, MC- 98011, Monaco Cedex ("Bacardi Monaco").

                                   WITNESSETH:

            WHEREAS, Anchor and Vitro have formed a strategic alliance to supply the North American glass container needs of certain members of the Bacardi-Martini group of companies;

            WHEREAS, BIL has been authorized by Bacardi Limited, the ultimate parent company of the Bacardi-Martini group of companies ("BL"), to negotiate and enter into a long-term, strategic supply agreement for the glass container needs of the BIL-Covered Affiliates (as hereinafter defined);

            WHEREAS, Bacardi Monaco has been authorized by BL to negotiate and enter into a long-term, strategic supply agreement for the glass container needs of the Bacardi Monaco-Covered Affiliates (as hereinafter defined);

            WHEREAS, BIL and Anchor are, simultaneously herewith, entering into a Strategic Supply Agreement (the "Anchor Agreement") pursuant to which Anchor will supply the glass container needs of the BIL-Covered Affiliates and such other affiliates of BIL as BIL and Anchor may from time to time agree;

            WHEREAS, Bacardi Monaco and Vitro are, simultaneously herewith, entering into a Strategic Supply Agreement (the "Vitro Agreement"; together with the Anchor Agreement, the "Supply Agreements") pursuant to which Vitro will supply the glass container needs of the Bacardi Monaco-Covered Affiliate and such other affiliates of Bacardi Monaco as Bacardi Monaco and Vitro may from time to time agree;

            WHEREAS, Anchor and Vitro (together, the "Sellers") have offered, as an inducement to BIL and Bacardi Monaco (together, the "Buyers") to enter into the Supply Agreements, to provide rebates, based on group-wide purchases of glass containers under the Supply Agreements, to the affiliates of BIL and Bacardi Monaco from time to time purchasing glass containers pursuant to the Supply Agreements;

      WHEREAS, the parties now desire to set forth their agreement as to the terms upon which such rebates will be paid;

            NOW THEREFORE, in consideration of the foregoing premises and the mutual promises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

                                   ARTICLE 1.
                                   DEFINITIONS

            Section 1.1 Defined Terms. The following terms, when used in this Agreement, shall, except where the context otherwise requires, have the following meanings:

            "Agreement" means this agreement and all exhibits, schedules and attachments hereto.

            "Anchor" has the meaning set forth in the first paragraph hereof.

            "Anchor Agreement" has the meaning set forth in the preamble.

            "Annual Base Amount" means, for Measurement Year 1996, *** . For Measurement Years subsequent to 1996, Annual Base Amount means the number of glass containers (expressed in gross terms) shipped during the immediately preceding Measurement Year to all Purchasing Affiliates.

            "Annual Volume Rebate" has the meaning set forth in Article II.

            "Annual Rebate Notice" has the meaning set forth in Section 3.4.

            "Bacardi Monaco" has the meaning set forth in the first paragraph.

            "Bacardi Monaco-Covered Affiliates" means Bacardi y Compania, S.A. de C.V., together with such other members of the Bacardi-Martini Group as may from time to time purchase glass containers pursuant to the Vitro Agreement.

            "Bacardi Monaco-Covered Affiliate Average Annual Invoice Price" means, for any Measurement Year, the total price stated on all of the invoices issued by Sellers to Bacardi Monaco-Covered Affiliates during the Measurement Year divided by the total number of glass containers that were the subject of those invoices.

            "Bacardi Monaco-Covered Affiliate Annual Volume Rebate" means an amount equal to the percentage set forth in Schedule C of the product of (i) the Bacardi Monaco-Covered Affiliate Average Annual Invoice Price for the Measurement Year, multiplied by (ii) the Bacardi Monaco-Covered Affiliate Excess Volume for such Measurement Year.

            "Bacardi Monaco-Covered Affiliate Base Amount" means, for
Measurement Year 1996,    ***      .  For Measurement Years subsequent to 1996,
the Bacardi Monaco-Covered

*** Confidential treatment requested pursuant to Rule 406.

Affiliate Base Amount means the number of glass containers (expressed in gross terms) shipped during the immediately preceding Measurement Year to all Bacardi Monaco-Covered Affiliates.

            "Bacardi Monaco-Covered Affiliate Excess Volume" means (i) the number of glass containers (expressed in gross terms) shipped during a Measurement Year to all Bacardi Monaco-Covered Affiliates less (ii) the Bacardi Monaco-Covered Affiliate Base Amount for the Measurement Year; provided, that in no event shall the Bacardi Monaco-Covered Affiliate Excess Volume be less than zero (0). For the avoidance of doubt, the parties acknowledge and agree that no adjustment is to be made in determining the Bacardi Monaco-Covered Affiliate Excess Volume by virtue of the addition of new Purchasing Affiliates to this Agreement.

            "Bacardi Monaco-Covered Affiliate Percentage Increase" means (i) the quotient of (A) one hundred (100), divided by (B) the number of glass containers (expressed in gross terms) shipped to a Bacardi Monaco-Covered Affiliate during the year immediately preceding the Measurement Year, multiplied by (ii) the positive difference, if any, between (A) the number of glass containers (expressed in gross terms) shipped to such Bacardi Monaco-Covered Affiliate during the Measurement Year less (B) the number of glass containers (expressed in gross terms) shipped to such Bacardi Monaco-Covered Affiliate during the year immediately preceding the Measurement Year. For Measurement Year 1996, the number of glass containers (expressed in gross terms) shipped to each Bacardi Monaco-Covered Affiliate during the year immediately preceding the Measurement Year, i.e., 1995, is set forth in Schedule A. For the avoidance of doubt, where the number of glass containers shipped to a Bacardi Monaco-Covered Affiliate during the Measurement Year is less than the number of glass containers shipped to such Bacardi Monaco-Covered Affiliate during the year immediately preceding the Measurement Year, the Percentage Increase for such Bacardi Monaco-Covered Affiliate is zero (0).

            "Bacardi Monaco-Covered Affiliate Share" has the meaning set forth in

Section 3.2.

            "Bacardi-Martini Group" means Bacardi Limited and its direct and indirect subsidiaries.

            "Bacardi-Martini Products" means those products marketed by the Bacardi-Martini Group for which the Bacardi-Martini Group owns the relevant trademarks.

            "BIL" has the meaning set forth in the first paragraph hereof.

            "BIL-Covered Affiliates" means Castleton Beverage Corporation, Bacardi Corporation, Bacardi-Martini Canada, Inc., and Bacardi & Company Limited, together with such other members of the Bacardi-Martini Group as may from time to time purchase glass containers pursuant to the Anchor Agreement.

            "BIL-Covered Affiliate Average Annual Invoice Price" means, for any Measurement Year, the total price stated on all of the invoices issued by Sellers to BIL-Covered Affiliates during the Measurement Year divided by the total number of glass containers that were the subject of those invoices.

            "BIL-Covered Affiliate Annual Volume Rebate" means an amount equal to the percentage set forth in Schedule D of the product of (i) the BIL-Covered Affiliate Average Annual Invoice Price for the Measurement Year, multiplied by
(ii) the BIL-Covered Affiliate Excess Volume for such Measurement Year.

            "BIL-Covered Affiliate Base Amount" means, for Measurement Year
1996,         ***   .  For Measurement Years subsequent to 1996, the BIL-Covered
Affiliate Base Amount means the number of glass containers (expressed in gross terms) shipped during the immediately preceding Measurement Year to all BIL-Covered Affiliates.

*** Confidential treatment requested pursuant to Rule 406.

            "BIL-Covered Affiliate Excess Volume" means (i) the number of glass containers (expressed in gross terms) shipped during a Measurement Year to all BIL-Covered Affiliates less (ii) the BIL-Covered Affiliate Base Amount for the Measurement Year; provided, that in no event shall the BIL-Covered Affiliate Excess Volume be less than zero (0). For the avoidance of doubt, the parties acknowledge and agree that no adjustment is to be made in determining the BIL-Covered Affiliate Excess Volume by virtue of the addition of new Purchasing Affiliates to this Agreement.

            "BIL-Covered Affiliate Percentage Increase" means (i) the quotient of (A) one hundred (100), divided by (B) the number of glass containers (expressed in gross terms) shipped to a BIL-Covered Affiliate during the year immediately preceding the Measurement Year, multiplied by (ii) the positive difference, if any, between (A) the number of glass containers (expressed in gross terms) shipped to such BIL-Covered Affiliate during the Measurement Year less (B) the number of glass containers (expressed in gross terms) shipped to such BIL-Covered Affiliate during the year immediately preceding the Measurement Year. For Measurement Year 1996, the number of glass containers (expensed in gross terms) shipped to each BIL-Covered Affiliate during the year immediately preceding the Measurement Year, i.e., 1995, is set forth in Schedule A. For the avoidance of doubt, where the number of glass containers shipped to a BIL-Covered Affiliate during the Measurement Year is less than the number of glass containers shipped to such BIL-Covered Affiliate during the year immediately preceding the Measurement Year, the Percentage Increase for such BIL-Covered Affiliate is zero (0).

            "BIL-Covered Affiliate Share" has the meaning set forth in Section 3.3.

            "BL" has the meaning set forth in the preamble.

            "Buyers" has the meaning set forth in the preamble.

            "Excess Volume" means (i) the number of glass containers (expressed in gross terms) shipped during a Measurement Year to all Purchasing Affiliates less (ii) the Annual Base Amount for the Measurement Year; provided, that in no event shall Excess Volume be less than zero (0). For the avoidance of doubt, the parties acknowledge and agree that no adjustment is to be made in determining Excess Volume by virtue of the addition of new Purchasing Affiliates to this Agreement.

            "Measurement Year" means the calendar year during which the number of glass containers shipped to the Purchasing Affiliates is measured to determine the Annual Volume Rebate.

            "Purchasing Affiliate" shall mean the BIL-Covered Affiliates, the Bacardi Monaco-Covered Affiliates, and such other members of the Bacardi-Martini Group as may from time to time purchase glass containers pursuant to either or both of the Supply Agreements.

            "Review Period" has the meaning set forth in Section 3.4.

            "Sellers" has the meaning set forth in the preamble.

            "Supply Agreements" has the meaning set forth in the preamble.

            "Vitro" has the meaning set forth in the first paragraph hereof.

            "Vitro Agreement" has the meaning set forth in the preamble.

            Section 1.2 Cross-References. Unless otherwise specified, references in this Agreement to any section are references to such section of this Agreement and, unless otherwise specified, references in any section or definition to any clause are references to such clause of such section or definition.

            Section 1.3 General Provisions Relating to Definitions. Terms for which meanings are defined in this Agreement shall apply equally to the singular and plural forms of the terms defined. Whenever the context may permit or require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The term "including" means including, without limiting the generality of any description preceding such term. Each reference herein to any person shall include a reference to such person's successors and permitted assigns. Unless otherwise specified, references to any agreement, instrument or other document in this Agreement refer to such agreement, instrument or other document as originally executed or, if subsequently varied, replaced or supplemented from time to time, as so varied, replaced or supplemented and in effect at the relevant time of reference thereto.

                                   ARTICLE 2.
                              ANNUAL VOLUME REBATE

            Sellers agree to pay to the Purchasing Affiliates, in accordance with the provisions of Article III, an Annual Volume Rebate for each Measurement Year in which the Excess Volume is greater than zero (0). For each such Measurement Year the Annual Volume Rebate shall be equal to the sum of (i) the Bacardi Monaco-Covered Affiliate Annual Volume Rebate and (ii) the BIL-Covered Affiliate Annual Volume Rebate.

                                   ARTICLE 3.
                                     PAYMENT

            Section 3.1 Time of Payment. The Sellers shall pay the Annual Volume Rebate for each Measurement Year by February 1 of the year following the Measurement Year.

            Section 3.2 Allocation of Bacardi Monaco-Covered Affiliate Annual Volume Rebate Payment. The Sellers shall pay to the Bacardi Monaco-Covered Affiliates that purchased glass containers pursuant to the Supply Agreements during the Measurement Year the Bacardi Monaco-Covered Annual Volume Rebate for the Measurement Year. The Bacardi Monaco-Covered Affiliate Annual Volume Rebate shall be allocated among the Bacardi Monaco-Covered

Affiliates so as to pay each Bacardi Monaco-Covered Affiliate its Bacardi Monaco-Covered Affiliate Share. For each Bacardi Monaco-Covered Affiliate, the Bacardi Monaco-Covered Affiliate Share shall equal (i) the quotient of (A) such Bacardi Monaco-Covered Affiliate's Percentage Increase, divided by (B) the sum of all Bacardi Monaco-Covered Affiliate Percentage Increases, multiplied by (ii) the Bacardi Monaco-Covered Affiliate Annual Volume Rebate. For the avoidance of doubt, the sum of all Bacardi Monaco-Covered Affiliate Percentage Increases may or may not equal one hundred percent (100%).

            Section 3.3 Allocation of BIL-Covered Affiliate Annual Volume Rebate Payment. The Sellers shall pay to the BIL-Covered Affiliates that purchased glass containers pursuant to the Supply Agreements during the Measurement Year the BIL-Covered Affiliate Annual Volume Rebate for the Measurement Year. The BIL-Covered Affiliate Annual Volume Rebate shall be allocated among the BIL-Covered Affiliates so as to pay each BIL-Covered Affiliate its BIL-Covered Affiliate Share. For each BIL-Covered Affiliate, the BIL-Covered Affiliate Share shall equal (i) the quotient of (A) such BIL-Covered Affiliate's Percentage Increase, divided by (B) the sum of all BIL-Covered Affiliate Percentage Increases, multiplied by (ii) the BIL-Covered Affiliate Annual Volume Rebate. For the avoidance of doubt, the sum of all BIL-Covered Affiliate Percentage Increases may or may not equal one hundred percent (100%).

            Section 3.4 Currency. The payment to each Purchasing Affiliate pursuant to Sections 3.2 and 3.3 shall be in the currency in which that Purchasing Affiliate paid the Sellers for glass containers purchased pursuant to the Supply Agreements during the relevant Measurement Year or, if the Purchasing Affiliate made payments in more than one currency, pro rata on the basis of aggregate purchases made by the Purchasing Affiliate in each currency determined on the basis of foreign exchange rates in effect on December 31 of the Measurement Year.

            Section 3.5 Annual Rebate Notice and Review. Sellers shall provide to Buyers and each Purchasing Affiliate an Annual Rebate Notice by January 7 of the year following the Measurement Year. The Annual Rebate Notice shall state
(i) the total amount of the Bacardi Monaco-Covered Affiliate Annual Volume Rebate (ii) the total amount of the BIL-Covered Affiliate Annual Volume Rebate,
(iii) the allocation of the Annual Volume Rebate among the Purchasing Affiliates pursuant to Sections 3.2 and 3.3, and (iv) the amount to be paid to each Purchasing Affiliate in respect of the Annual Volume Rebate, stated in the appropriate currency pursuant to Section 3.4. Buyers shall have ten (10) days from the date of the submission of the Annual Rebate Notice to review such Notice (the "Review Period"). For such purpose, Sellers shall afford Buyers reasonable access to all books, records and work papers used by Sellers to prepare the Annual Rebate Notice. If, in Buyers' reasonable judgement, the Annual Rebate Notice does not fairly present the Annual Volume Rebate as payable in accordance with this Agreement, then Buyers shall have the right to propose any adjustment thereto within the Review Period. Buyers and Sellers shall use their best effort for five (5) days after the expiration of the Review Period to agree upon any such proposed adjustments. Any dispute as to the content or preparation of the Annual Rebate Notice which is not resolved by Buyers and Sellers during such 5-day period shall, if either Buyers or Sellers by notice to the other party so request, be submitted for resolution in accordance with the provisions of this Agreement to the Washington, D.C. office of Price Waterhouse, whose costs shall be divided equally between Buyers and Sellers. The decision of such firm shall be final and binding on Buyers and Sellers in the absence of manifest error.

                                   ARTICLE 4.
                                      TERM

            The term of this Agreement, as between the parties hereto, shall commence on January 1, 1996, and shall continue for so long as either of the Supply Agreements remains in force.

                                   ARTICLE 5.
                         EXTENSION OF SCOPE OF AGREEMENT

            Upon the addition of any member of the Bacardi-Martini Group as a "Purchasing Affiliate" for purposes of either or both of the Supply Agreements, such member of the Bacardi-Martini Group shall thereupon, without any further action on the part of any party hereto, be and become a Purchasing Affiliate for purposes of this Agreement. Each such additional Purchasing Affiliate shall be designated either a Bacardi Monaco-Covered Affiliate or a BIL-Covered Affiliate.

                                   ARTICLE 6.
                                  MISCELLANEOUS

            Section 6.1 Notices. All notices required or desired to be given hereunder shall be in writing, and shall be sent by (a) registered or certified mail, return receipt requested, postage prepaid, (b) a reputable overnight courier service, or (c) facsimile transmission. Notices shall be addressed as follows:

      (a)   If to the Buyers:

            (i)   Bacardi International Limited
                  P.O.  Box HM 720
                  65 Pitts Bay Road
                  Hamilton HM CX
                  BERMUDA

                  Attention: President
                  Fax: 441-292-0562

            (ii)  Bacardi-Martini (Monaco) S.A.M.
                  Le Monte-Carlo Sun
                  74 Boulevard d'ltalie
                  Boite Postal 405
                  MC - 98011
                  MONACO CEDEX
                  Attention: President
                  Fax: 93-25-15-80

      (b)   If to the Sellers:

            (i)   Anchor Glass Container Corporation
                  4343 Anchor Plaza Parkway
                  Tampa, Florida 33634-7537
                  USA
                  Attention: Brad Tucker
                  Fax: 813-882-7795

            (ii)  Vitro Envases Norte America, S.A. de C.V.
                  Avenida Ricardo Margain
                  440 Garza Garcia
                  Nuevo Leon
                  Mexico C.P.  66265
                  Attention: Luis Noriega Pasquel
                  Fax: 011-525-281-2085

      (c)   If to any Purchasing Affiliate:

                  at the address for such Purchasing Affiliate set forth on Schedule B hereto or to such other address as either party shall designate for itself or its affiliates by notice to the other. Any notice given by a Seller to the Buyers hereunder shall be given to each of the Buyers and each Purchasing Affiliate. Any notice given by a Buyer to the Sellers hereunder shall be given to each of the Sellers. Notices given in accordance with the requirements of this Section shall be deemed given (a) fifteen days after mailing if given by mail, (b) on the third regular business day in the jurisdiction to which such notice is addressed following delivery of the notice to an authorized representative of an overnight courier service if given by overnight courier service, and (c) on the next regular business day in the jurisdiction to which such notice is addressed following confirmed facsimile transmission of the notice.

            Section 6.2 Assignment. Neither this Agreement nor any of the rights or interests of the Buyers or the Sellers hereunder may be assigned, transferred, or conveyed by operation of law or otherwise without the prior written consent of the other parties, except to a parent or subsidiary (direct or indirect) of the assigning party, in which event the party so assigning shall remain obligated and liable to the other parties for the full and complete performance of this Agreement by the assignee.

            Section 6.3 Law and Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, regardless of the laws that might govern under that state's principles of conflicts of laws. Subject to the provisions of Section 3.5, any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration in accordance with the rules of the American Arbitration Association in effect at the time such arbitration is instituted. The arbitration panel shall be composed of three arbitrators, one of whom shall be chosen by the Buyers, acting together, one of whom shall be chosen by the Sellers, acting together, and one of whom shall be chosen by the two arbitrators previously designated. If the Buyers and/or the Sellers fail to choose an arbitrator within fourteen (14) days after receiving notice of commencement of arbitration or if the two arbitrators fail to choose a third arbitrator within fourteen (14) days of their appointment, such arbitrators shall be chosen by the American Arbitration Association. Unless the parties to the arbitration shall otherwise agree to a different place of arbitration, the place of arbitration shall be Washington, D.C. The arbitration shall be conducted in the English language. The arbitration award shall be final and binding upon the parties thereto and may be entered in any court having jurisdiction.

            Section 6.4 Survival of Rights of Parties. The termination or expiration of this Agreement shall not release any party from any liability, obligation, or agreement which, pursuant to any provision of this Agreement, is to survive or be performed after such termination or expiration.

            Section 6.5 Subject Headings. The subject headings in this Agreement have been placed herein for the convenience of the parties and shall not be considered in any question of interpretation or construction of this Agreement.

            Section 6.6 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument.

            Section 6.7 Amendments. No term or provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against whom the enforcement of such change, waiver, discharge, or termination is sought.

            Section 6.8 Entire Agreement. All prior understandings, agreements, and negotiations had by and between the parties hereto are merged in this Agreement, which alone constitutes the entire agreement of the parties. The Supply Agreements and this Agreement constitute the entire agreement between the parties relative to the supply of glass containers by the Sellers to the Buyers and the Purchasing Affiliates.

            Section 6.9 Purchasing Affiliates. The Purchasing Affiliates are intended beneficiaries of the rights accorded the Buyers under this Agreement and each Purchasing Affiliate shall have the right to enforce any such right directly against Seller without the need to join either Buyer in any such action.

            Section 6.10 Obligations Joint and Several. The obligations of the Sellers hereunder shall be joint and several.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives on the date(s) and places set forth below.

SELLERS:                            BUYERS:

ANCHOR GLASS CONTAINER              BACARDI INTERNATIONAL
  CORPORATION                        LIMITED

       /s/ Alfonso Gomez Palacio           /s/Eduardo M. Cutillas

By:    Alfonso Gomez Palacio        By:    Eduardo M. Cutillas
       --------------------------          -----------------------------

Title: President and CEO            Title: Director
       --------------------------          -----------------------------

Date:  August 27, 1996              Date:  September 6, 1996
       --------------------------          -----------------------------

Executed In: Tampa, Florida         Executed In: Hamilton, Bermuda
       --------------------------          -----------------------------
              City, State                            City, State

VITRO ENVASES NORTE AMERICA,        BACARDI-MARTINI (MONACO) S.A.M.
  S.A. de C.V.

       /s/ Fernando Florez          /s/ Maurizio Cisrario   /s/ Jean Paul De Vit

By:    Fernando Florez              By:    Maurizio Cisrario   Jean Paul De Vit
       --------------------------          -------------------------------------

Title: Vice Predisent  Operations   Title: President General Deputy Manager
       --------------------------          -------------------------------------

Date:  August 27, 1996              Date:  September 9, 1996
       --------------------------          -------------------------------------

Executed In: Tampa, Florida         Executed In: Monte-Carlo (Principality of
       --------------------------                Monaco
              City, State                        -------------------------------
                                                     City, State

                                REBATE AGREEMENT
                          dated as of January 1, 1996,
                                     between
                       Anchor Glass Container Corporation,
                   Vitro Envases Notre America, S.A. de C.V.,
                         Bacardi International Limited,
                                       and
                            Bacardi-Martini (Monaco)

                                   Schedule A

           Glass Containers Shipped to Purchasing Affiliates in 1995:

                                                        Number of Glass
                                                           Containers
            Purchasing Affiliate                        Shipped (Gross)
            --------------------                        ---------------

            ***

*** Confidential treatment requested pursuant to Rule 406.

                                REBATE AGREEMENT
                          dated as of January 1, 1996,
                                     between
                       Anchor Glass Container Corporation,
                   Vitro Envases Norte America, S.A. de C.V.,
                         Bacardi International Limited,
                                       and
                            Bacardi-Martini (Monaco)

                                   Schedule B

                   Notice addresses for Purchasing Affiliates:

                        (a)   Castleton Beverage Corporation
                              12200 North Main Street
                              Jacksonville, Florida 32228
                              U.S.A.

                              P.O. Box 26368
                              Jacksonville, Florida 32226-6368
                              U.S.A.
                              Attention: President
                              Fax: 904-751-1397

                        (b)   Bacardi Corporation
                              Highway 165, Kilometer 2.6
                              Bayview Industrial Area
                              Catano, Puerto Rico 00962

                              P.O. Box 363549
                              San Juan, Puerto Rico 00936-3549
                              Attention: President
                              Fax: 787-788-5075

                        (c)   Bacardi-Martini Canada, Inc.
                              1000 Steeles Avenue E
                              Brampton, Ontario L65 1A1
                              Canada
                              Attention: President
                              Fax: 905-451-1941

                        (d)   Bacardi & Company Limited
                              Millar Road
                              P.O. Box N-4880
                              Nassau
                              Bahamas
                              Attention: President
                              Fax: 809-362-1415

                        (e)   Bacardi Y Compania S.A. de C.V.
                              Autopista Mexico Queretaro No.  4431
                              C.P. 54900 Tultitlan
                              Estado de Mexico
                              Attention: President
                              Fax: 52-5-310- 8474

                                REBATE AGREEMENT
                          dated as of January 1, 1996,
                                     between
                       Anchor Glass Container Corporation,
                                 Vitro Envases,
                           Norte America, S.A. de C.V.
                         Bacardi International Limited,
                                       and
                            Bacardi-Martini (Monaco)

                                   Schedule C

            The percentage for the calculation of the Bacardi Monaco-Covered
Affiliate Annual Volume Rebate is:      *** .

*** Confidential treatment requested pursuant to Rule 406.

*** Confidential treatment requested pursuant to Rule 406.